Exhibit 99.6

Silicon Labs to Acquire Sigma Designs ~ Investor Presentation 8 December 2017

Legal Additional Information and Where to Find It Sigma Designs intends to file the applicable proxy statement(s) in connection with the Acquisition. Investors and security holders of Sigma Designs are urged to read such proxy statement(s) (including any amendments or supplements thereto) and any other relevant documents in connection with the Acquisition that Sigma will file with the SEC upon such documents becoming available because they will contain important information about Sigma Designs and the Acquisition. Such materials filed by Sigma Designs with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Investor Relations page on Sigma Designs’ website at www.sigmadesigns.com or by writing to Sigma Designs’ Secretary at 47467 Fremont Blvd. Fremont, CA 94538 USA. Sigma Designs and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Sigma Designs’ stockholders with respect to the Acquisition. Additional information about Sigma Designs’ directors and executive officers is set forth in Sigma Designs’ proxy statement on Schedule 14A filed with the SEC on July 17, 2017 and Annual Report on Forms 10-K and 10-K/A for the fiscal year ended January 28, 2017. Information regarding their direct or indirect interests in the Acquisition will be set forth in the proxy statement and other materials to be filed with SEC. No Offer or Solicitation The Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue, or the solicitation of an offer to purchase, subscribe to or acquire, securities of Silicon Labs, or an inducement to enter into investment activity in the United States or in any other jurisdiction in which such offer, solicitation, inducement or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of such jurisdiction. No part of this Presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. The Presentation is not for publication, release or distribution in any jurisdiction where such publication, release or distribution would constitute a violation of the relevant laws of such jurisdiction, nor should it be taken or transmitted in to such jurisdiction. This presentation has been prepared by Silicon Laboratories Inc. (“Silicon Labs”) solely for informational purposes. This presentation includes the following slides, the oral presentation of the slides by Silicon Labs or any person on its behalf, any question-and-answer session that follows the oral presentation, hardcopies of this presentation and any materials distributed at, or in connection with the presentation (collectively, the “Presentation”). By attending the meeting at which the Presentation is made, or by reading the Presentation, you will be deemed to have (i) agreed to all of the following restrictions and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of the Presentation. Information relating to markets, market size, market share, market position, growth rates and other industry data contained in the Presentation relating to our industry and business is partly based on our estimates and is provided solely for illustrative purposes. We have also compiled, extracted and reproduced market or other industry data from external sources, including third parties or industry or general publications. Any such information contained in the Presentation has not been independently verified and no representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions expressed herein. Neither Silicon Labs nor any of its respective directors, officers, employees, agents or any other person shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of the Presentation or otherwise arising in connection with the Presentation. The information and opinions contained in this Presentation do not purport to be comprehensive, are provided as of the first date of the Presentation and are subject to change without notice. While we believe our internal estimates to be reasonable, they have not been verified by any independent sources, and we cannot assure you as to their accuracy or that other persons would agree with our calculations and estimates. The industry and market data included in the Presentation may be subject to significant uncertainty due to differing definitions of the relevant markets described, as well as the other uncertainties. Silicon Labs disclaims any obligation to update or keep current the information contained in the Presentation. Non-GAAP Financial Measures In addition to GAAP reporting, Silicon Labs provides investors with certain information on a non-GAAP basis, including anticipated accretion. This non-GAAP information excludes stock compensation, amortization of acquired intangible assets, non-cash interest expense on convertible notes, and certain other items acquisition-related intangibles. Management does not believe that the excluded items are reflective of the Company's underlying performance. The exclusion of these and other similar items from Silicon Labs’ non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Silicon Labs believes this non-GAAP financial information provides additional insight into the Company's on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Silicon Labs is not readily able to reconcile the projected accretion information provided herein to a GAAP calculation thereof because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort. Forward Looking Statements This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Silicon Labs (“Silicon Labs”) and its proposed acquisition (the “Acquisition”) of Sigma Designs (“Sigma Designs”) and related matters. These statements include, but are not to, statements that address Silicon Labs’ expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Silicon Labs products, (vi) the impact of the Acquisition on non-GAAP EPS, (vi) other information relating to the Acquisition and (vii) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Silicon Labs and Sigma Designs, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the companies’ and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with the Acquisition such as: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the stockholders of Sigma Designs for the transaction or regulatory approvals are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Sigma Designs and Silicon Labs; (5) the ability of Sigma Designs and Silicon Labs to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the ability to divest Sigma Designs’ [Smart TV and Media Connectivity] business; (10) Sigma Designs’ ability to amend or terminate certain contracts; (11) Sigma Designs’ ability to maintain sufficient cash to satisfy the minimum cash condition; (12) Silicon Labs’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating Sigma Designs into Silicon Labs’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (13) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction Silicon Labs’ and Sigma Designs’ filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Silicon Labs and Sigma Designs undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Transaction Summary 3 Price/ Consideration Impact of Z-Wave Acquisition Non-Strategic Businesses Aligned with Silicon Labs’ IoT strategy, core competencies and targeted home automation and security market In-line with Silicon Labs’ target operating model Subsequent to divestiture and restructuring actions, Silicon Lab expects the transaction to be accretive to non-GAAP1 EPS Sigma Designs plans to divest or wind down its Smart TV business Sigma Designs is in active discussions with prospective buyers to divest its Media Connectivity business Timing Targeted close within the first fiscal quarter of 2018 All cash offer for $7.05 per share of Sigma Designs’ common stock representing a total consideration of $282M and a 26% premium over the company’s closing price of $5.60 per share on December 6, 2017. Transaction is subject to closing conditions. If certain closing conditions are not met, the parties have agreed that Sigma Designs will sell the Z-Wave business to Silicon Labs for $240M. 1Gross margin, R&D, SG&A, total operating expenses, operating income and EPS are non-GAAP and exclude stock compensation expense, amortization of intangible assets, non-cash interest expense on convertible notes and certain other adjustments. Silicon Labs is not readily able to reconcile the projected accretion information provided herein to a GAAP calculation thereof because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Model Revenue 10-15% growth Gross Margin 58-60% R&D 20-22% SG&A 17-18% Total Operating Expenses 37-40% Non-GAAP Operating Income 20-25% Our Target Non-GAAP Operating Model 4 Gross margin, R&D, SG&A, total operating expenses, operating income and EPS are non-GAAP and exclude stock compensation expense, amortization of intangible assets, non-cash interest expense on convertible notes and certain other adjustments. No change to target operating model We are maintaining our 20% growth target for IoT

Z-Wave Overview An open and internationally-recognized ITU standard (G.9959) for mesh networking Backed by the Z-Wave Alliance, whose ecosystem includes 2100 certified, interoperable devices and 600 member companies More than 70 million Z-Wave devices deployed Popular mesh networking technology in the connected home Products: Z-Wave ICs, modules, software and design kits Applications: lighting, sensors, switches, controllers, thermostats and security Sigma Designs Z-Wave Customers MSO / Telecom Retail / DIY Home Security 5

Highly complementary Z-Wave business: Aligned with Silicon Labs’ IoT strategy Expands IoT connectivity portfolio in strategic connected home market Introduces Silicon Labs to new customers and key ecosystem providers Adds key software engineering talent and expertise Financially and strategically attractive acquisition No change to target operating model Subsequent to divestiture and restructuring actions, Silicon Lab expects the transaction to be accretive to non-GAAP EPS Strategic Rationale 6

Silicon Labs IoT Customers Smart Home Smart Cities Smart Industry Expanded Ecosystem and Customer Relationships 7 Sigma Designs Z-Wave Customers MSO / Telecom Retail / DIY Home Security

Complementary to Silicon Labs’ IoT strategy, portfolio and connected home target market Introduces Silicon Labs to new customers and key ecosystem providers Adds key software engineering talent and expertise No change to our target operating model Subsequent to divestiture and restructuring actions, Silicon Lab expects the transaction to be accretive to non-GAAP EPS Key Takeaways 8

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